UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

       Date of Report (Date of earliest event reported): December 7, 2004

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

   Netherlands Antilles                       0-19961                                  N/A
(State or other jurisdiction         (Commission File Number)             (I.R.S. Employer Identification
      of incorporation)                                                                Number)
                                    -----------------------------

                               7 Abraham de Veerstraat
                                        Curacao
                                   Netherlands Antilles                      N/A
                             (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525
                          -----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As previously announced via a Form 8-K filed on December 8, 2004, Mr. Kenneth Weishhaar and Mr. Guy Jordan were appointed to the Board on December 7, 2004. As of the date of the filing of a Form 8-K regarding their appointment, no final decisions had been made with respect to which committees of the Board they would serve. As of February 11, 2005, Mr. Weishhaar was appointed to the Audit Committee, the ad hoc International Committee and the Nominating Committee, and Mr. Jordan was appointed to the Compensation Committee and as the Chair of the Nominating Committee.

                                    Signature



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   February 16, 2005

                                      ORTHOFIX INTERNATIONAL N.V.


                                      By:  /s/ Thomas Hein
                                           ---------------------------------
                                           Name:  Thomas Hein
                                           Title: Chief Financial Officer